UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2009

NEWMONT MINING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 South Fiddler’s Green Circle Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 863-7414

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 23, 2009, Newmont Mining Corporation (the “Company”) announced that its subsidiary, Newmont Indonesia Limited, together with Nusa Tenggara Mining Corporation (“NTMC”) (an affiliate of Sumitomo Corporation), have agreed to sign a sale and purchase agreement for an additional 14% of PT Newmont Nusa Tenggara (“PTNNT”) (7% for the 2008 divestiture and 7% for the 2009 divestiture) to PT Multi Daerah Bersaing (“PTMDB”), a consortium comprised of regional and local governments near the Batu Hijau mine, and PT Multicapital, a private company.

A copy of the Company’s news release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By: /s/ Jeffrey K. Reeser
Name: Jeffrey K. Reeser
Title: Vice President and Secretary

Dated: November 24, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 23, 2009